UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 5, 2012


                                  STEVIA CORP.
             (Exact Name of Registrant as Specified in its Charter)

          Nevada                    333-152365                    98-0537233
(State or Other Jurisdiction       (Commission                  (IRS Employer
     of Incorporation)             File Number)              Identification No.)

              7117 US 31 S
            Indianapolis, IN                                        46227
(Address of Principal Executive Office)                           (Zip Code)

       Registrant's telephone number, including area code: (888) 250-2566

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

COOPERATIVE AGREEMENT

     On July 5, 2012, Stevia Asia Limited ("Stevia Asia"), a wholly-owned subsidiary of Stevia Corp. (the "Company") entered into a Cooperative Agreement (the "Cooperative Agreement") with Technew Technology Limited ("Technew"), a company incorporated under the companies ordinance of Hong Kong, and Zhang Jia, a Chinese citizen (together with Technew, the "Partners") pursuant to which Stevia Asia and Partners have agreed to engage in a joint venture to be owned 70% by Stevia Asia and 30% by Technew (the "Joint Venture"). The Partners will be responsible for managing the Joint Venture and Stevia Asia has agreed to contribute $200,000 per month, up to a total of $2,000,000 in financing, subject to the performance of the Joint Venture and Stevia Asia's financial capabilities.

     The Cooperative Agreement shall automatically terminate upon either Stevia Asia or Technew ceasing to be a shareholder in the Joint Venture, or may be terminated by either Stevia Asia or Technew upon a material breach by the other party which is not cured within 30 days of notice of such breach.

     The foregoing description is qualified in its entirety by reference to the Cooperative Agreement, a copy of which appears as Exhibit 10.1 to this Form 8-K and is incorporated by reference to this Item 1.01.

TECHNOLOGY AGREEMENT

     On July 5, 2012, the Company entered into a Technology Acquisition Agreement (the "Technology Agreement") with Technew, pursuant to which the Company acquired the rights to certain technology from Technew in exchange for 3,000,000 shares of the Company's common stock.

     The foregoing description is qualified in its entirety by reference to the Technology Agreement, a copy of which appears as Exhibit 10.2 to this Form 8-K and is incorporated by reference to this Item 1.01.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

TECHNEW SHARES

     The disclosure under Item 1.01 of this Current Report on Form 8-K relating to the Technology Agreement is incorporated in its entirety into this Item 3.02.

     As described under Item 1.01, on July 5, 2012, the Company issued 3,000,000 shares of its common stock to Technew (the "Technew Shares"). The Technew Shares were issued in reliance upon Regulation S of the Securities Act of 1933, as

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amended (the "Securities Act") in that the transaction with Technew took place outside the United States of America with a non-US person.

GROWERS SYNERGY SHARES

     On July 5, 2012, the Company issued 500,000 shares of its common stock (the "Growers Synergy Shares") to Growers Synergy Pte Ltd., a corporation organized under the laws of Singapore and owned and controlled by George Blankenbaker, the president, director and a stockholder of the Company ("Growers Synergy"), as consideration for services rendered by Growers Synergy to the Company.

     The Growers Synergy Shares were issued in reliance upon Regulation S of the Securities Act in that the transaction with Growers Synergy took place outside the United States of America with a non-US person.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.                       Description
-----------                       -----------

  10.1         Cooperative Agreement
  10.2         Technology Acquisition Agreement

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 9, 2012                   STEVIA CORP.


                                     By: /s/ George Blankenbaker
                                         ---------------------------------------
                                         George Blankenbaker
                                         President


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